                                                                EXHIBIT 10.115






                            SERIES 1999-1 SUPPLEMENT

                         dated as of September 1, 1999

                                     to the

           FIRST AMENDED AND RESTATED MASTER SPREAD ACCOUNT AGREEMENT

                           dated as of March 31, 1998

                                     among

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                               as the Transferor,

                       FINANCIAL SECURITY ASSURANCE INC.,

                                      and

                         HARRIS TRUST AND SAVINGS BANK,

                        as Trustee and Collateral Agent

            SERIES 1999-1 SUPPLEMENT (the "Supplement"), dated as of
September 1, 1999 by and among NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris Trust and Savings Bank"), in its capacity as Trustee and Trust Collateral Agent under the Series 1999-1 Indenture referred to below (in such capacity, the "Trustee") and as Collateral Agent under the FIRST AMENDED AND RESTATED MASTER SPREAD ACCOUNT AGREEMENT, dated as of March 31, 1998, among the parties thereto (the "Master Agreement"), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, to the Master Agreement. Capitalized terms used in this Supplement and not otherwise specifically defined shall have the meaning given such term in the Master Agreement.

                                    RECITALS

                  1. The parties hereto have executed the Master Agreement, which contemplates and provides for the execution of individual Series Supplements with respect to Series issued pursuant to Securitization Agreements, for the purpose of identifying, describing, and pledging Collateral related to a particular Series.

                  2. National Auto Finance 1999-1 Trust, a Delaware Business trust (the "Series 1999-1 Trust"), was formed pursuant to an Amended and Restated Trust Agreement, dated as of September 1, 1999 (as the same may be amended and restated, amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1999-1 Trust Agreement"), between the Transferor and Wilmington Trust Company, as owner trustee.

                  3. Pursuant to a Sale and Servicing Agreement, dated as of September 1, 1999 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1999-1 Sale and Servicing Agreement"), by and among the Series 1999-1 Trust, the Transferor, National Auto Finance Company, Inc. ("NAFI"), as the Servicer, and Harris Trust and Savings Bank, as the Trust Collateral Agent and Backup Servicer, the Transferor is selling the Trust Property to the Series 1999-1 Trust on the Series 1999-1 Closing Date. Pursuant to the Indenture, dated as of September 1, 1999 (as the same may be amended and restated, amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1999-1 Indenture" and, together with the Series 1999-1 Trust Agreement and the Series 1999-1 Sale and Servicing Agreement, the "Series 1999-1 Securitization Agreements"), the Series 1999-1 Trust is granting a security interest in the Series 1999-1 Collateral to the Trustee on behalf of the Noteholders and Financial Security. Also pursuant to the Series 1999-1 Indenture, the Series 1999-1 Trust is issuing $48,000,000 aggregate principal amount of 7.26% Class A Automobile Receivables-Backed Notes and $3,000,000 aggregate principal amount of 11.13% Class B Automobile Receivables-Backed Notes.

                  4. The Transferor has requested that Financial Security issue the Series 1999-1 Note Policy to the Trustee to guarantee payment of the Scheduled Payments (as defined in the Series 1999-1 Note Policy) on each Distribution Date in respect of the Series 1999-1 Notes.

                  5. In partial consideration of the issuance of the Series 1999-1 Note Policy, the Transferor agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein with respect to the Receivables and other property constituting the Trust Property.

                  6. As contemplated by Section 2.02 of the Master Agreement, this Series 1999-1 Supplement constitutes a Series Supplement to the Master Agreement so that hereafter this Series 1999-1 Supplement shall form a part of the Master Agreement for all purposes thereof, and all references herein and hereafter to the Master Agreement shall mean the Master Agreement, as supplemented hereby.

                                   AGREEMENTS

                  In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Master Agreement or in the Series 1999-1 Sale and Servicing Agreement, as applicable.

                  "Controlling Party" means with respect to Series 1999-1, the Person designated as the Controlling Party pursuant to Section 6.01 of the Master Agreement.

                  "Eligible Account" has the meaning set forth for "Eligible Deposit Account" in the Series 1999-1 Sale and Servicing Agreement.

                  "Initial Spread Account Deposit" means, with respect to Series 1999-1, an amount equal to $2,400,009.00.

                  "NAFI" has the meaning specified in the third recital hereof.

                  "Permitted Investment" has the meaning set forth for "Eligible Investment" in the Series 1999-1 Sale and Servicing Agreement.

                  "Requisite Amount" means, with respect to the Series 1999-1 Notes, as of any Reporting Date after giving effect to any distributions of principal on Series 1999-1 to be made on the related Distribution Date, the greater of (a) the sum of (1) the greater of (i) 8% of the Series 1999-1 Pool Balance; provided however, if a Trigger Event shall have occurred as of such Reporting Date (and until such Trigger Event is Deemed Cured) and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, 12% of the Series 1999-1 Pool Balance as of such Reporting Date, and (ii) the lesser of (A) the greater of (I) the outstanding principal amount of the Series 1999-1 Pool Balance as of such Reporting Date after giving effect to any distributions of principal to be made thereon on the related Distribution Date and (II) $100,000 and (B) 3.5% of the initial Pool Balance, provided, if (x) the Transferor has deposited in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables pursuant to Section 11.1 of the Series 1999-1 Sale and Servicing Agreement on or prior to such Reporting Date,
(y) the Notes have been redeemed for an amount equal to the Redemption Price pursuant to Section 10.1 of the Series 1999-1 Indenture on or prior to such Reporting Date and all amounts due and payable on the Notes as of such Reporting Date have been fully paid and (z) all Secured Obligations due and payable to Financial Security and the Trustee as of such Reporting Date have been fully paid, then for purposes of this clause (a) the Requisite Amount shall be an amount equal to $100,000 as of such Reporting Date and (2) an amount equal to the product of (i) the Class B Interest Rate, (ii) the Class B Note Balance as of the preceding Reporting Date, after giving effect to any distributions on such related Distribution Date, and (iii) 1.43 and (b) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount.

                  "Security Interests" means, with respect to the Series 1999-1 Notes, the security interests and liens in the Series 1999-1 Collateral granted pursuant to Section 2.3 hereof.

                  "Series 1999-1 Balance" means, with respect to any Reporting Date, the Pool Balance as of the last day of the related Due Period.

                  "Series 1999-1 Certificates" means the Trust Certificates.

                  "Series 1999-1 Closing Date" means September 24, 1999.

                  "Series 1999-1 Collateral" has the meaning specified in
Section 2.3 hereof.

                  "Series 1999-1 Indenture" has the meaning set forth in the third recital hereof.

                  "Series 1999-1 Initial Balance" means $ 60,000,212.88.

                  "Series 1999-1 Insurance Agreement" means the Insurance Agreement related to Series 1999-1.

                  "Series 1999-1 Insurer Secured Obligations" means the Insurer Secured Obligations with respect to Series 1999-1.

                  "Series 1999-1 Note Policy" means the Note Policy issued with respect to the Series 1999-1 Notes.

                  "Series 1999-1 Notes" or "Series 1999-1" means the 7.26% Class A Automobile Receivables-Backed Notes issued pursuant to the Series 1999-1 Indenture.

                  "Series 1999-1 Release Amounts" means the amounts distributed to the Series 1999-1 Reversionary Holder pursuant to Section 5.7 of the Series 1999-1 Sale and Servicing Agreement and Section 5.6 of the Series 1999-1 Indenture.

                  "Series 1999-1 Reversionary Holder" has the meaning specified in Section 2.1 hereof.

                  "Series 1999-1 Sale and Servicing Agreement" has the meaning set forth in the third recital hereof.

                  "Series 1999-1 Secured Obligations" means the Secured Obligations related to the Series 1999-1 Notes.

                  "Series 1999-1 Securitization Agreements" has the meaning set forth in the third recital hereof.

                  "Series 1999-1 Spread Account" has the meaning set forth in
Section 3.1(a) hereof.

                  "Series 1999-1 Trust" has the meaning set forth in the second recital hereof.

                  "Series 1999-1 Trust Agreement" has the meaning set forth in the second recital hereof.

                  "Series 1999-1 Trust Property" means the Trust Property with respect to Series 1999-1, as described in the Series 1999-1 Sale and Servicing Agreement.

                  "Series of Notes" or "Series" means the Series 1999-1 Notes or, as the context may require, any other series of certificates or notes issued or arising as described in Section 2.02 of the Master Agreement, or collectively, all such series.

                  "Standby Servicer" has the meaning set forth for "Backup Servicer" in the Series 1999-1 Sale and Servicing Agreement.

                  "Trigger Event" means, with respect to the Series 1999-1 Notes, as of any Reporting Date with respect to the Series 1999-1 Notes that any one of the following events shall have occurred and shall not have been Deemed Cured: (a)(i) as of such Reporting Date before the November 2000 Distribution Date, the Average Delinquency Ratio is equal to or greater than 9% or (ii) as of such Reporting Date after the November 2000 Distribution Date, the Average Delinquency Ratio is equal to or greater than 11%, or (b) as of such Reporting Date (i) occurring before the November 2000 Distribution Date, the Average Default Rate is equal to or greater than 19% or (ii) occurring after the November 2000 Distribution Date, the Average Default Rate is equal to or greater than 16.5% or (c) as of such Reporting Date (i) occurring before the November 2000 Distribution Date, the Average Net Loss Rate is equal to or greater than 10%, (ii) occurring after the November 2000 Distribution Date, the Average Net Loss Rate is equal to or greater than 8.5%.

         Section 1.2 Rules of Interpretation. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Series 1999-1 Supplement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this Series 1999-1 Supplement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.


                                  ARTICLE II

                     THE SERIES 1999-1 REVERSIONARY HOLDER;
                       SERIES SUPPLEMENTS; THE COLLATERAL


         Section 2.1 Reversionary Holder. The Transferor, as agent of the Series 1999-1 Reversionary Holder, hereby agrees with the Trustee and with Financial Security that payment of the Series 1999-1 Release Amounts to the Series 1999-1 Reversionary Holder is expressly conditioned on subordination of the Series 1999-1 Collateral to payments of interest and principal on the Series 1999-1 Notes, payments of amounts due to Financial Security and the other obligations of the Trust, in each case to the extent provided in Section
5.7 of the Series 1999-1

Sale and Servicing Agreement, Section 5.6 of the Indenture and Section 3.03 of the Master Agreement, and the Security Interests of the Secured Parties in the Series 1999-1 Collateral are intended to effect and enforce such subordination and to provide security for the Series 1999-1 Secured Obligations. With respect to Series 1999-1, the Reversionary Holder (the "Series 1999-1 Reversionary Holder") shall be the holders of the Series 1999-1 Class B Notes.

         Section 2.2 Series Supplements. As provided in and subject to the conditions specified in Section 2.02 of the Master Agreement, the parties hereto are entering into this Series 1999-1 Supplement with respect to the Series 1999-1 Notes.

         Section 2.3 Grant of Security Interest by the Transferor.

         (a) To secure the performance of the Series 1999-1 Secured Obligations and the Secured Obligations with respect to each other Series, to the extent provided herein and in the Master Agreement, the Transferor, hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a lien on and security interest in (which lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1999-1 Collateral" and constituting Collateral under the Master Agreement):

                  (i) the amounts distributed to the Series 1999-1 Spread Account pursuant to Section 5.7 of the Series 1999-1 Sale and Servicing Agreement and Section 5.6 of the Indenture and all rights and remedies that the Transferor may have to enforce such distributions, whether under the Series 1999-1 Securitization Agreements or otherwise;

                  (ii) the Series 1999-1 Spread Account established pursuant to
         Section 3.1 hereof, and each other account established by the Transferor and maintained by the Collateral Agent (including, without limitation, the Initial Spread Account Deposit related thereto and all additional monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

                  (iii) all of the Transferor's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above or made with amounts on deposit in the Series 1999-1 Spread Account; and

                  (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

         (b) To effectuate the provisions and purposes of this Series 1999-1 Supplement, including for the purpose of perfecting the security interests granted hereunder, the Transferor represents and warrants that it has, prior to the execution of this Series 1999-1 Supplement, executed and filed, on or prior to the Series 1999-1 Closing Date, appropriate Uniform Commercial Code financing statements in the State of Illinois in form sufficient to assure that upon the filing of such financing statement the Collateral Agent, as agent for the Secured Parties, will have a first priority perfected security interest in all Series 1999-1 Collateral which can be perfected by the filing of a financing statement.

                                  ARTICLE III

                                SPREAD ACCOUNTS


         Section 3.1 Establishment of Series 1999-1 Spread Account; Initial Spread Account Deposit into Spread Account.


         (a) On or prior to the Series 1999-1 Closing Date, the Collateral Agent established with respect to Series 1999-1, at its office or at another depository institution or trust company an Eligible Account, designated, "Spread Account - National Auto Finance 1999-1 Trust - Harris Trust and Savings Bank, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Series 1999-1 Spread Account").

On the Closing Date with respect to Series 1999-1, the Collateral Agent deposited the Initial Spread Account Deposit received from the Transferor into the Series 1999-1 Spread Account.


                                  ARTICLE IV

               CONDITION TO EFFECTIVENESS; DATE OF EFFECTIVENESS


         Section 4.1 Execution and Delivery. This Series 1999-1 Supplement shall become effective as of the date hereof upon the receipt by Financial Security of counterparts hereof executed and delivered on behalf of each of the parties hereto. The parties hereto by their respective execution and delivery of this Series 1999-1 Supplement hereby acknowledge that Financial Security is the Controlling Party with respect to Series 1999-1.


                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.1 Further Assurances. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Series 1999-1 Supplement or to confirm or perfect any transaction described or contemplated herein.

         Section 5.2 Governing Law. This Series 1999-1 Supplement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

         Section 5.3 Counterparts. This Series 1999-1 Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered and original and all such counterparts shall constitute one and the same instrument.

         Section 5.4 Headings. The headings of sections and paragraphs and the Table of Contents contained in this Series 1999-1 Supplement are provided for convenience only. They form no part of this Series 1999-1 Supplement and shall not affect its construction or interpretation.

         Section 5.5 Ratification. The covenants, representations and agreements provided for in the Master Agreement are hereby in all respects ratified, confirmed and approved by the parties hereto and made applicable to this Series 1999-1 Supplement.

         Section 5.6 Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Series 1999-1 Supplement is executed and delivered by Chase Manhattan Bank Delaware, not individually or personally but solely as trustee of the Transferor, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Transferor is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware, but is made and intended for the purpose of binding only the Transferor and (c) under no circumstances shall Chase Manhattan Bank Delaware, be personally liable for the payment of any indebtedness or expenses of the Transferor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Transferor under this Series 1999-1 Supplement or the other Transaction Documents.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Series 1999-1 Supplement as of the date set forth on the first page hereof.


                                      NATIONAL FINANCIAL AUTO FUNDING TRUST
                                      By:  CHASE MANHATTAN BANK DELAWARE,
                                           not in its individual capacity
                                           but solely as owner trustee of
                                           National Financial Auto
                                           Funding Trust


                                      By:  /s/ DENIS KELLY
                                           ------------------------------------
                                           Name: Denis Kelly
                                           Title: Assistant Vice President


                                      HARRIS TRUST AND SAVINGS BANK,  as Trustee



                                      By:  /s/ KEITH RICHARDSON
                                           ------------------------------------
                                           Name: Keith Richardson
                                           Title: Assistant Vice President




                                      HARRIS TRUST AND SAVINGS BANK, as
                                      Collateral Agent


                                      By:  /s/ KEITH RICHARDSON
                                           ------------------------------------
                                           Name: Keith Richardson
                                           Title: Assistant Vice President



                                      FINANCIAL SECURITY ASSURANCE INC.


                                      By:  /s/ AUTHORIZED SIGNATURE
                                           ------------------------------------
                                           Name:
                                           Title: